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                          REGISTRATION RIGHTS AGREEMENT

                           DATED AS OF AUGUST 18, 1997

                                  BY AND AMONG

                              JEFFERIES GROUP, INC.

                                       AND

                    THE PURCHASERS WHO ARE SIGNATORIES HERETO

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                          REGISTRATION RIGHTS AGREEMENT

            This Registration Rights Agreement is made and entered into as of August 18, 1997, by and among Jefferies Group, Inc. a Delaware corporation (the "Company"), and the purchasers of securities of the Company whose signatures appear on the execution pages of this Agreement (the "Purchasers").

            This Agreement is made pursuant to the Purchase Agreement, dated of even date herewith, among the Company and each of the Purchasers (collectively, the "Purchase Agreement"). The execution of this Agreement is a condition to the closing of the transactions contemplated by the Purchase Agreement.

            The parties hereby agree as follows:

1.    Definitions

            Any capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Indenture (as defined below).

            As used in this Agreement, the following terms shall have the following meanings:

            Advice: As defined in the last paragraph of Section 6 hereof.

            Agreement: This Registration Rights Agreement, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof.

            Consummate: When used to qualify the term "Exchange Offer" shall mean to issue validly and lawfully the Exchange Securities pursuant to the Exchange Offer for all Registrable Securities tendered pursuant thereto.

            Consummation Date: The date 45 days from the Effectiveness Date, provided that, in the event such date is not a Business Day, the next succeeding day which is a Business Day.

            Effectiveness Date: The date 180 days from the date hereof, provided that, in the event such date is not a Business Day, the next succeeding day which is a Business Day.

            Effectiveness Period:  As defined in Section 3 hereof.

            Exchange Date:  As defined in Section 2(d) hereof.

            Exchange Offer: An offer to issue, in exchange for any or all of the Registrable Securities, a like aggregate principal amount of Exchange Securities, which offer shall be made by the Company pursuant to Section 2 hereof.

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            Exchange Offer Notice: As defined in Section 2(d) hereof.

            Exchange Securities: The Series B 7 1/2% Senior Notes due 2007 of the Company that are identical to the Notes in all material respects, except that the issuance thereof pursuant to the Exchange Offer shall have been registered pursuant to an effective Registration Statement under the Securities Act.

            Filing Date: The date 90 days from the date hereof, provided that, in the event such date is not a Business Day, the next succeeding Business Day.

            Indemnified Party: As defined in Section 8(c) hereof.

            Indemnifying Party: As defined in Section 8(c) hereof.

            Indenture: The Indenture, dated as of August 18, 1997 between the Company and the Trustee thereunder, pursuant to which the Notes are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

            Liquidated Damages: As defined in Section 4(a) hereof.

            Losses: As defined in Section 8(a) hereof.

            Participating Broker-Dealer: As defined in Section 2(e) hereof.

            Proceeding: An action, claim, suit or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

            Prospectus: The prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities or the Exchange Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

            Registrable Securities: The Notes, upon original issuance thereof, and at all times subsequent thereto, until, in the case of any such Note, (i) it has been registered effectively pursuant to the Securities Act and disposed of in accordance with the Registration Statement covering it, (ii) it is sold by the holder thereof pursuant to Rule 144 (or any similar provisions then in effect) or (iii) it has been exchanged for Exchange Securities pursuant to the Exchange Offer.

            Registration Statement: Any registration statement of the Company that covers any of the Notes or the Exchange Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.


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            Rule 144: Rule 144 promulgated by the SEC pursuant to the Securities
Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

            Rule 415: Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

            Shelf Notice: As defined in Section 2(c) hereof.

            Shelf Registration: As defined in Section 3 hereof.

            Special Counsel: Any special counsel to the holders of Registrable Securities, for which holders of Registrable Securities will be reimbursed pursuant to Section 7.

            Underwritten registration or underwritten offering: A registration in connection with which securities of the Company are sold to an underwriter for reoffering to the public pursuant to an effective Registration Statement.

2.    Exchange Offer

            (a) The Company shall file a Registration Statement relating to the Exchange Offer with the SEC no later than the Filing Date. The Company shall use its best efforts to cause the Registration Statement to be effective no later than the Effectiveness Date. The offer and sale of the Exchange Securities pursuant to the Exchange Offer shall be registered pursuant to the Securities Act on the appropriate form and duly registered or qualified for initial issuance under applicable state securities or Blue Sky laws and will comply with all applicable tender offer rules and regulations of and pursuant to the Exchange Act and state securities or Blue Sky laws. Unless the Exchange Offer is not permitted by a policy of the SEC, the Company shall use its best efforts to Consummate the Exchange Offer by the Consummation Date. The Company will keep the Exchange Offer open for not less than 60 days after the date the Exchange Notice is mailed to holders at the Notes. No securities shall be included in the Registration Statement covering the Exchange Offer other than the Notes and the Exchange Securities.

            (b) The Company may require each holder of Registrable Securities participating in the Exchange Offer to represent to the Company and its counsel that at the time of the consummation of the Exchange Offer (i) any Exchange Securities received by such holder will be acquired in the ordinary course of its business and (ii) such holder will have no arrangement or understanding with any person to participate in the distribution of the Notes or the Exchange Securities within the meaning of the Securities Act.

            (c) In the event (i) applicable interpretations of the staff of the SEC do not permit the Company to effect the Exchange Offer or (ii) any holder of Registrable Securities promptly notifies the Company that it may not sell the Exchange Securities acquired by it in the Exchange Offer without delivering a prospectus meeting the requirements of the Securities Act and the prospectus contained in the Registration Statement (as amended or supplemented) is not


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appropriate or available for such sales by such holder, the Company shall promptly deliver to the holders of the Registrable Securities and the Trustee notice thereof (the "Shelf Notice") and shall thereafter, at its cost, file a Shelf Registration pursuant to Section 3. Following the delivery of a Shelf Notice in accordance with the provisions hereof, other than as provided in this
Section 2(c), the Company shall not have any further obligation under this
Section 2.

            (d) The Company shall commence the Exchange Offer by mailing the related exchange offer prospectus and appropriate accompanying documents (the "Exchange Offer Notice") to each holder of Registrable Securities providing, in addition to such other disclosures as are required by applicable law:

            i) that the Exchange Offer is being made pursuant to this Agreement and that all Notes validly tendered will be accepted for exchange;

            ii) the date of acceptance for exchange (the "Exchange Date"), which date shall in no event be later than the Consummation Date;

            iii) that holders of Registrable Securities electing to have a Note exchanged pursuant to the Exchange Offer will be required to surrender such Note, together with the enclosed letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, the City of New York) specified in the notice prior to the close of business on the Exchange Date; and

            iv) that holders of Registrable Securities will be entitled to withdraw their election to exchange Notes, not later than the close of business on the Exchange Date;

            As soon as practicable after the Exchange Date (but in no event later than the Consummation Date), the Company shall:

            (i) accept for exchange all Notes or portions thereof tendered and not validly withdrawn pursuant to the Exchange Offer; and

            (ii) deliver, or cause to be delivered, to the Trustee for cancellation all Notes or portions thereof so accepted for exchange by the Company, and issue, or cause the Trustee to authenticate and mail to each holder, an Exchange Security equal in principal amount to the principal amount of the Notes surrendered by such holder.

            (e) Each purchaser acknowledges that it is aware that the staff of the SEC has taken the position that any broker-dealer that owns Exchange Securities that were received by such broker-dealer for its own account in the Exchange Offer (a "Participating Broker-Dealer") may be deemed to be an "underwriter" within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities (other than a resale of an unsold allotment resulting from the original placement of the Notes).


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            The Company has also been informed that it is the position of the staff of the SEC that if the Prospectus contained in the Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker Dealers may resell the Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligations under the Securities Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act. The Company will, for a period of 180 days after the Consummation Date, make available a prospectus meeting the requirements of the Securities Act to any broker-dealer for use in connection with any resale of any such Exchange Notes.

3.    Shelf Registration

            If a Shelf Notice is delivered as contemplated by Section 2(c), then the Company shall prepare and file with the SEC, as promptly as reasonably practicable and in any event within 30 days thereafter, a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act covering all of the Registrable Securities (the "Shelf Registration") and shall use its best efforts to cause such Shelf Registration to become effective under the Securities Act. Except as set forth below, the Company shall use its best efforts to keep the Shelf Registration continuously effective under the Securities Act until the earlier to occur of (A) the second anniversary of the date of this Agreement or (B) if sooner, the date following the date that all Registrable Securities covered by the Shelf Registration have been sold pursuant thereto (the "Effectiveness Period").

4.    Liquidated Damages

            (a) The parties hereto agree that the holders of Registrable Securities will suffer damages if the Company fails to fulfill its obligations under Section 2 or Section 3 and that it would not be feasible to ascertain the extent of such damages. Accordingly, if, other than as a result of action by the holders of Registrable Securities, (i) a Registration Statement relating to the Exchange Offer is not filed with the SEC on or prior to the Filing Date (and the Company as of such date is obligated to file such Registration Statement pursuant to Section 2 hereof), (ii) the Registration Statement relating to the Exchange Offer has not been declared effective by the SEC by the Effectiveness Date, or (iii) on or prior to the Consummation Date, either (x) the Shelf Registration has not become effective under the Securities Act or, if such Shelf Registration has become effective, it thereafter ceases to be effective prior to the last day of the Effectiveness Period or (y) the Exchange Offer has not been Consummated, then the Company agrees to pay, as liquidated damages, and not as a penalty, to each holder of a Registrable Security, an additional amount (the "Liquidated Damages") equal to $0.05 per week (or partial week) per $1,000 principal amount of Registrable Securities held by such holder, during the first 90-day period immediately following the Filing Date referred to in (i) above, the Effectiveness Date referred to in (ii) above, or a Consummation Date or the date the Shelf Registration ceases to be effective referred to in (iii) above, provided that the amount of Liquidated Damages will increase by an additional $0.05 per week, or partial week, per $1,000 principal amount at the beginning of each subsequent 90-day period in the case of (i), (ii) or (iii) above, up to a maximum amount of


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liquidated damages of $0.25 per week per $1,000 principal amount. Such
Liquidated Damages, in each case, will cease to accrue (subject to the recommencement of the accrual of such Liquidated Damages in accordance with the terms of this Section 4(a)) on and after the date (x) with respect to Liquidated Damages for failure to file by the Filing Date, a Registration Statement relating to the Exchange Offer is filed with the SEC, (y) with respect to Liquidated Damages for failure to have the Registration Statement declared effective by the Effectiveness Date, a Registration Statement is declared effective relating to the Notes or the Exchange Notes or (z) with respect to Liquidated Damages for failure to have a Shelf Registration declared effective by the Consummation Date or the failure to Consummate the Exchange Offer by the Consummation Date or the ceasing to be effective of the Shelf Registration, a Registration Statement relating to the Shelf Registration is declared effective or the Exchange Offer is Consummated or a Shelf Registration which ceased to be declared effective is again declared effective, as applicable.

            (b) The Company shall pay the Liquidated Damages due on the Registrable Securities by depositing with the Paying Agent (which may not be the Company for these purposes), in trust, for the benefit of the holders thereof, at least one Business Day prior to the next interest payment date specified by the Indenture, sums sufficient to pay the Liquidated Damages then due. The Liquidated Damages due shall be payable on each interest payment date specified by the Indenture to the record holder entitled to receive the interest payment to be made on such date.

            (c) The parties hereto agree that the liquidated damages provided for in this Section 4 constitute a reasonable estimate of the damages that will be suffered by holders of Registrable Securities by reason of the failure of the Shelf Registration, or the Exchange Offer, to be filed, to be declared effective, to be Consummated or to remain effective, as the case may be, in accordance with this Agreement.

5.    Hold-Back Agreements

            (a) Restrictions on Sale by Holders of Registrable Securities. Each holder of Registrable Securities agrees, if requested (pursuant to a timely written notice) by the Company or the managing underwriters in an underwritten offering of the Company's debt securities (including the Registrable Securities) not to effect a distribution of any of the Notes (except pursuant to an Exchange Offer), during the period beginning 10 days prior to, and ending 90 days after, the closing date. If a proper request is made pursuant to this Section 5(a) at any time when a Shelf Registration is effective, then the time period during which such a Shelf Registration is required to remain continuously effective for such holders of Registrable Securities pursuant to the terms of this Agreement shall be extended by 100 days.

            The foregoing provisions shall not apply to any holder of Registrable Securities if such holder is prevented by applicable statute or regulation from entering into any such agreement.


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            (b) Restrictions on Public Sale by the Company and Others. The
Company agrees (i) without the written consent of the managing underwriters in an underwritten offering of Registrable Securities covered by a Registration Statement filed pursuant to Section 3 hereof, not to effect any public or private sale or distribution of its debt securities, including a sale pursuant to Regulation D under the Securities Act, during the period beginning 10 days prior to, and ending 90 days after, the closing date of each offering made pursuant to such Registration Statement (provided, however, that such period shall be extended by the number of days from and including the date of the giving of any notice pursuant to Section 6(c) hereof to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(k) hereof).

6.    Registration Procedures

            In connection with the Company's registration obligations hereunder, the Company shall use its best efforts to effect such registrations on the appropriate form available for the sale of the Registrable Securities or Exchange Securities, as applicable, to (i) permit the sale of Exchange Securities and (ii) in the case of a Shelf Registration, permit the sale of Registrable Securities in accordance with the method or methods of disposition thereof specified by the holders of a majority in aggregate principal amount of Registrable Securities, and pursuant thereto the Company shall as expeditiously as possible:

            (a) In the case of a Shelf Registration, no fewer than 10 Business Days prior to the initial filing of a Registration Statement or Prospectus and no fewer than two Business Days prior to the filing of any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), furnish to the holders of the Registrable Securities, their Special Counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such holders, their Special Counsel and such underwriters, if any, and cause the officers and directors of the Company, counsel to the Company and independent certified public accountants to the Company to respond to such inquiries as shall be necessary, in the opinion of respective counsel to such holders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act; provided, further, that the Company shall not be deemed to have kept a Registration Statement effective during the applicable period if it voluntarily takes any action that results in selling holders of the Registrable Securities covered thereby not being able to sell such Registrable Securities pursuant to Federal securities laws during that period (and the time period during which such Registration Statement is required to remain effective hereunder shall be extended by the number of days during which such selling holders of Registrable Securities are not able to sell Registrable Securities). The Company shall not file any such Registration Statement or Prospectus or any amendments or supplements thereto to which the holders of a majority in aggregate principal amount of the Registrable Securities shall reasonably object on a timely basis;

            (b) Prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed


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pursuant to Rule 424 (or any similar provisions then in force) under the
Securities Act; and comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented;

            (c) Notify the holders of Registrable Securities to be sold or, in the case of an Exchange Offer, tendered, their Special Counsel and the managing underwriters, if any, promptly (i) (A) when a Prospectus or any Prospectus supplement or post-effective amendment is proposed to be filed, and, (B) with respect to a Registration Statement or any post-effective amendments when the same has become effective (ii) in the case of a Shelf Registration, of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC, any state securities commission, any other governmental agency or any court of any stop order, order or injunction suspending or enjoining the use or the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time any of the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated hereby cease to be true and correct in all material respects, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities or Exchange Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (vi) in the case of a Shelf Registration, of the happening of any event that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

            (d) Use its reasonable best efforts to avoid the issuance of, or if issued, obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities or Exchange Securities for sale in any jurisdiction, at the earliest practicable moment;

            (e) If a Shelf Registration is filed pursuant to Section 3 and if requested by the managing underwriters, if any, or the holders of a majority in aggregate principal amount of the Registrable Securities being sold in connection with such offering, make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this Section 6(e) that would, in the opinion of outside counsel for the Company, violate applicable law;


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            (f) Furnish to each holder of Registrable Securities and Exchange
Securities, their Special Counsel and each managing underwriter, if any, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by each holder (including those previously furnished or incorporated by reference) as soon as practicable after the filing of such documents with the SEC;

            (g) Deliver to each holder of Registrable Securities and Exchange Securities, their Special Counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto;

            (h) Prior to any public offering of Registrable Securities and prior to the consummation of the Exchange Offer, use its reasonable best efforts to register or qualify or cooperate with the holders of Registrable Securities to be sold or tendered, the underwriters, if any, and their respective counsel, in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities or Exchange Securities for offer and sale under the securities or Blue Sky laws of the State of New York and of such other jurisdictions within the United States as any holder or underwriter reasonably requests in writing; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities or Exchange Securities covered by the applicable Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject;

            (i) Cooperate with the holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities or Exchange Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company and to enable such Registrable Securities or Exchange Securities to be in such denominations and registered in such names as the managing underwriters, if any, or holders may request at least two Business Days prior to any sale of Registrable Securities or Exchange Securities;

            (j) Use its reasonable best efforts to cause the Registrable Securities and Exchange Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States, except as may be required solely as a consequence of the nature of such selling holder's business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to Consummate the disposition of such Registrable Securities and


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

Exchange Securities; provided, however, that the Company shall not be required to register the Registrable Securities and Exchange Securities in any jurisdiction that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject or to require the Company to qualify to do business in any jurisdiction where it is not then so qualified;

            (k) Upon the occurrence of any event contemplated by Paragraph 6(c)
(ii) or (vi), as promptly as practicable, prepare a supplement or amendment, including a post-effective amendment, to each Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

            (l) Use its reasonable best efforts to cause the Registrable Securities or the Exchange Securities, as applicable, covered by a Registration Statement to be rated with the appropriate rating agencies, if so requested by the holders of a majority in aggregate principal amount of Registrable Securities relating to such Registration Statement or the managing underwriters, if any;

            (m) Prior to, the effective date of the first Registration Statement relating to the Registrable Securities and Exchange Securities, as applicable, to provide a CUSIP number for the Registrable Securities and Exchange Securities, as applicable;

            (n) If a Shelf Registration is filed pursuant to Section 3, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other reasonable actions in connection therewith (including those reasonably requested by the managing underwriters, if any, or the holders of a majority in aggregate principal amount of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Company and its subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and Special Counsel to the holders of the Registrable Securities being sold), addressed to each selling holder of Registrable Securities and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Special Counsel and underwriters; (iii) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the


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

Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to each selling holder of Registrable Securities and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings (in each case, to the extent permitted by applicable accounting rules and guidelines); (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling holders and the underwriters, if any, than those set forth in Section 8 hereof (or such other provisions and procedures acceptable to holders of a majority in aggregate principal amount of the holders of Registrable Securities covered by such Registration Statement and the managing underwriters); and (v) deliver such documents and certificates as may be reasonably requested by the holders of a majority in aggregate principal amount of the Registrable Securities being sold, their Special Counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to clause 6(n)(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company;

            (o) Provide an indenture trustee for the Registrable Securities and the Exchange Securities, as the case may be, and cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement relating to the Registrable Securities or the Exchange Securities, as applicable; and in connection therewith, cooperate with the trustee under the Indenture and the holders of the Registrable Securities and the Exchange Securities, to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its reasonable efforts to cause such trustee to execute, all customary documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

            (p) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act), no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or reasonable efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statement shall cover said 12-month periods, or such shorter periods as are consistent with the requirements of Rule 158; and

            (q) If an Exchange Offer is to be Consummated, upon delivery of the Registrable Securities by such holders to the Company in exchange for the Exchange Securities, the Company shall mark, or cause to be marked, on such Registrable Securities that such Registrable Securities are being canceled in exchange for the Exchange Securities; in no event shall such Registrable Securities be marked as paid or otherwise satisfied.

            The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such Registrable Securities as is required by law to be disclosed in the applicable Registration Statement and the Company may exclude from such registration the Registrable Securities of any seller who fails to furnish such information within a reasonable time after receiving such request.

            In the case of a Shelf Registration pursuant to Section 3 hereof, each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(c)(ii), 6(c)(iii), 6(c)(v) or 6(c)
(vi) hereof, such holder will forthwith discontinue disposition of such Registrable Securities pursuant to such Registration Statement or Prospectus provided that each holder of Registrable Securities may transfer such securities pursuant to an available exemption under the Securities Act until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by
Section 6(k) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus. If the Company shall give any such notice, the time periods mentioned in Section 3 hereof shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 6(k) hereof or (y) the Advice, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus. At the time of any notice contemplated by this paragraph, if so instructed by the Company, each holder of Registrable Securities shall deliver to the Company all copies then in its possession of the Prospectus covering such Securities.

7.    Registration Expenses

            (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registration Statement is filed or becomes effective and whether or not any securities are issued or sold pursuant to any Registration Statement (unless such Registration Statement is not filed or does not become effective or securities are not issued or sold pursuant to such Registration Statement as a result of any action by the holders of Registrable Securities requesting such registration). The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration, stock exchange, and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc., and (B) in compliance with securities or Blue Sky laws (including, without limitation and in addition to that provided for in (b) below, fees and disbursements of counsel for the underwriters or holders in connection with Blue Sky qualifications of the Registrable Securities or Exchange Securities and determination of the eligibility of the Registrable Securities or Exchange Securities for investment under the laws of such jurisdictions as the managing underwriters, if any or holders of a majority in aggregate principal amount of Registrable Securities may designate)), (ii) word processing, printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities or Exchange Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or by the holders of a majority in principal amount of the Registrable Securities included in or tendered in connection with any Registration Statement), (iii) messenger, telephone and delivery expenses,
(iv) fees and disbursements of counsel for the Company and Special Counsel for the holders (in accordance with the provisions of Section 7(b) hereof), (v) fees and disbursements of all independent certified public accountants (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) underwriters' fees and expenses (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities), (vii) rating agency fees,
(viii) Securities Act liability insurance, if the Company so desires such insurance, and (ix) fees and expenses of all other persons retained by the Company. In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed, if it chooses, or is required, so to list and rating agency fees (plus any local counsel, deemed appropriate by the holders of a majority in aggregate principal amount of the Registrable Securities and reasonably satisfactory to the Company).

            (b) In connection with any Registration hereunder, the Company shall reimburse the holders of the Registrable Securities being registered or tendered in such registration for the reasonable fees and disbursements of not more than one firm of attorneys chosen by the holders of a majority in aggregate principal amount of the Registrable Securities.

8.    Indemnification

            (a) Indemnification by the Company. The Company shall, notwithstanding termination of this Agreement and without limitation as to time, indemnify and hold harmless each holder of Registrable Securities, the officers and directors of such holder, each Person who controls any such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
Act) and the officers and directors of each such controlling person, to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent based upon information furnished in writing to the Company by or on behalf of such holder expressly for use therein.

            (b) Indemnification by Holder of Registrable Securities. In connection with any Registration Statement in which a holder of Registrable Securities is participating, such holder of Registrable Securities shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent lawful, from and against all Losses, as incurred, arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus, or form of prospectus, or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such holder to the Company expressly for use in such Registration Statement or Prospectus. In no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

            (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall so notify the person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with the defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations pursuant to this Agreement, except to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially prejudiced the Indemnifying Party.

            Any such Indemnified Party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such action, claim or proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such action, claim or proceeding; or (3) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised in writing by counsel that a conflict of interest may exist if such counsel represents such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Parties in writing that it elects to employ separate counsel at the expense of the Indemnifying Parties, the Indemnifying Parties shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party), it being understood, however, that, the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, which firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any proceeding unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are or may be the subject matter of such proceeding.

            (d) Contribution. If a claim by an Indemnified Party for indemnification under Section 8(a) or 8(b) hereof is found unenforceable in a final judgment by a court of competent jurisdiction (not subject to further appeal) (even though the express provisions hereof provide for indemnification in such case), then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 8(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or Proceeding.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8(d), an Indemnifying Party that is a holder of Registrable Securities or Exchange Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the securities sold by such Indemnifying Party and distributed to the public were offered to the public exceeds the amount of any damages that such Indemnifying Party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

9.    Rules 144 and 144A

            The Company shall use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make available public or other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Company further covenants that it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A. Upon the request of any holder of Registrable Securities, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 9 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

10.   Underwritten Registrations

            If any of the Registrable Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers (the "Underwriters") that will manage the offering will be selected by the Company; provided that such Underwriters must be reasonably acceptable to the holders of a majority of the principal amount of the Registrable Securities to be included in such underwritten offering.

            Any registered holder of a Registrable Security may participate in any underwritten registration hereunder provided that such holder (a) agrees to sell such holder's Registrable Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

11.   Miscellaneous

            (a) Remedies. The Liquidated Damages shall constitute the sole and exclusive remedy of any holder of Registrable Securities with respect to the failure of the Company to fulfill, or breach by the Company of, its obligations under Section 2 or Section 3. Except as provided in the immediately preceding sentence, in the event of a breach by the Company, or by a holder of Registrable Securities, of any of its obligations under this Agreement, each holder of Registrable Securities or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

            (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the holders of a majority of the then outstanding aggregate principal amount of Registrable Securities; provided, however, that, for the purposes of this Agreement, Registrable Securities that are owned, directly or indirectly, by the Company or an Affiliate of the Company are not deemed outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of a majority in aggregate principal amount of the Registrable Securities being sold by such holders pursuant to such Registration Statement; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

            (c) Notices. All notices and other communications provided for herein shall be made in writing by hand-delivery, next-day air courier, certified first class mail, return receipt requested, telex or facsimile to:

                  i) the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof, or

                  ii) if to any other person who is then the registered holder of any Registrable Securities, to the address of such holder as it appears in the note register of the Company.

            Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one Business Day after being timely delivered to a next day air courier; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; and when receipt is acknowledged by the recipient's telecopier machine, if telecopied.

            (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, permitted assigns and permitted transferees of each of the parties and shall inure, without the need for an express assignment, to the benefit of each subsequent holder of Registrable Securities. The Company may not assign its rights or obligations hereunder without the prior written consent of each holder of any Registrable Securities. Notwithstanding the foregoing, no transferee shall have any of the rights granted under this Agreement until such transferee shall acknowledge its rights and obligations hereunder by a signed written statement of such transferee's acceptance of such rights and obligations.

            (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which, when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.

            (f) Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

            THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION THAT IT MAY

NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY HOLDER OF A REGISTRABLE SECURITY TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

            (g) Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

            (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. All references made in this Agreement to "Section" and "paragraph" refer to such Section or paragraph of this Agreement unless expressly stated otherwise.

            (i) Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is asserted as defense, the prevailing party, as determined by the court and to the extent permitted by applicable law, shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

            (j) Termination. This Agreement shall terminate and be of no further force and effect from and after the earliest of (x) with respect to any holder of Registrable Securities, the date on which all of the Notes held by such holder may be sold pursuant to Rule 144(k), (y) with respect to any holder of Registrable Securities, the date on which all of the Notes held by such holder may be sold in a three-month period pursuant to Rule 144 and (z) 10 years from the date hereof.


                           Signature Pages to Follow

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                   JEFFERIES GROUP, INC.

                                   By:     /s/  Michael L. Klowden
                                           -------------------------------------
                                   Name:   Michael L. Klowden
                                   Title:  President

PURCHASERS:                        Purchaser:

                                   /s/ James K. Hunt
                                   ---------------------------------------------
                                   By:     SunAmerica Life Insurance Company
                                   Name:   James K. Hunt
                                   Title:  Authorized Agent

PURCHASERS:                        Purchaser:

                                   /s/ James K. Hunt
                                   ---------------------------------------------
                                   By:     Anchor National Life Insurance
                                   Name:   James K. Hunt
                                   Title:  Authorized Agent

PURCHASERS:                        Purchaser:

                                   Paine Webber Inc.

                                   By:     /s/ Peter Masco
                                           -------------------------------------
                                   Name:   Peter Masco
                                   Title:  Managing Director

PURCHASERS:                        Purchaser:

                                   Massachusetts Mutual Life Insurance Co.

                                   By:     /s/ Andrew Dickey
                                           -------------------------------------
                                   Name:   Andrew Dickey
                                   Title:  Managing Director

PURCHASERS:                        Purchaser:

                                   Massachusetts Mutual Life Insurance Co.

                                   By:     /s/ Andrew Dickey
                                           -------------------------------------
                                   Name:   Andrew Dickey
                                   Title:  Managing Director

PURCHASERS:                        Purchaser:

                                   Massachusetts Mutual Life Insurance Co.

                                   By:     /s/ Andrew Dickey
                                           -------------------------------------
                                   Name:   Andrew Dickey
                                   Title:  Managing Director

PURCHASERS:                        Purchaser:

                                   Massachusetts Mutual Life Insurance Co.

                                   By:     /s/ Andrew Dickey
                                           -------------------------------------
                                   Name:   Andrew Dickey
                                   Title:  Managing Director

PURCHASERS:                        Purchaser:

                                   /s/ Hobart C. Buppert, II
                                   ---------------------------------------------

                                   By:     Alex Brown Investment Management
                                   Name:   Hobart C. Buppert, II
                                   Title:  Vice President

PURCHASERS:                        Purchaser:

                                   /s/ Hobart C. Buppert, II
                                   ---------------------------------------------

                                   By:     Alex Brown Investment Management
                                   Name:   Hobart C. Buppert, II
                                   Title:  Vice President

PURCHASERS:                        Purchaser:

                                   /s/ Hobart C. Buppert, II
                                   ---------------------------------------------

                                   By:     Alex Brown Investment Management
                                   Name:   Hobart C. Buppert, II
                                   Title:  Vice President

PURCHASERS:                        Purchaser:

                                   /s/ Hobart C. Buppert, II
                                   ---------------------------------------------

                                   By:     Alex Brown Investment Management
                                   Name:   Hobart C. Buppert, II
                                   Title:  Vice President

PURCHASERS:                        Purchaser:

                                   TCW Investment Management Co.

                                   By:     Melissa V. Weiler
                                   Name:   Melissa V. Weiler
                                   Title:  Managing Director

PURCHASERS:                        Purchaser:

                                   U.S. Financial Life Insurance Co.

                                   By:     /s/ Anthony L. Long, Jr.
                                           -------------------------------------
                                   Name:   Anthony L. Long, Jr.
                                   Title:  Executive Vice President

PURCHASERS:                        Purchaser:

                                   TransAmerica Life Insurance & Annuity Co.

                                   By:     /s/ Susan A. Silbert
                                           -------------------------------------
                                   Name:   Susan A. Silbert
                                   Title:  Investment Officer

PURCHASERS:                        Purchaser:

                                   Conseco Capital Management

                                   By:     /s/ Robert L. Cook
                                           -------------------------------------
                                   Name:   Robert L. Cook
                                   Title:  Assistant Vice President -
                                                 Senior Securities Analyst

PURCHASERS:                        Purchaser:

                                   /s/ Oka Usi
                                   ---------------------------------------------
                                   By:     Oka Usi
                                   Name:   Oka Usi
                                   Title:  Managing Director